UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2015

STERIS Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio	44060-1834
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

STERIS Corporation (the “Company”) held a special meeting of shareholders on September 24, 2015. A total of 49,605,312 shares were represented in person or by proxy at the meeting and the Company’s shareholders took the following actions:

Proposal No. 3: Adjournment

Shareholders approved adjournment of the Company’s special meeting on September 24, 2015 to October 2, 2015 at 9:00 A.M. local time at STERIS Corporate Headquarters, 5960 Heisley Rd., Mentor, Ohio, 44060 USA based on the following votes:

Votes For	Votes Against	Abstain
46,411,876	3,137,912	55,524

Item 8.01 Other Events.

The information in Item 5.07 is incorporated by reference herein.

Enquiries:

STERIS

Investor Contact: Julie Winter, Director, Investor Relations	Tel: +1 440 392 7245

Media Contact:

Stephen Norton, Senior Director, Corporate Communications	Tel: +1 440 392 7482

Lazard & Co., Limited (Financial Adviser to STERIS and New STERIS)

Stephen Sands
Nicholas Shott	Tel: +44 20 7187 2000

Al Garner	Tel: +1 212 632 6000
Andrew Dickinson	Tel: +1 415 623 5000

Lazard & Co., Limited, which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, is acting exclusively as financial adviser to STERIS Corporation (“STERIS”) and New STERIS Limited (“New STERIS”) and no one else in connection with the proposed transaction, pursuant to which a wholly owned indirect subsidiary of New STERIS will merge with and into STERIS with STERIS surviving the Merger as an indirect wholly owned subsidiary of New STERIS and New STERIS will acquire all of the outstanding shares of Synergy Health plc (“Synergy”) by means of a court-sanctioned scheme of arrangement under English law (the “Combination”) and will not be responsible to anyone other than STERIS and New STERIS for providing the protections afforded to clients of Lazard & Co., Limited nor for providing advice in relation to the Combination or any other matters referred to in this Announcement. Neither Lazard & Co., Limited nor any of its affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Lazard & Co., Limited in connection with this Announcement, any statement contained herein, the Combination or otherwise.

Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

No Offer or Solicitation

This communication is provided for informational purposes only and does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this communication in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

Other potential risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, (a) the receipt of approval of both STERIS’s shareholders and Synergy’s shareholders, (b) the outcome of the litigation with the FTC relating to the Synergy transaction or the timing or any settlement thereof, (c) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction, (d) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate Synergy’s operations into those of STERIS, (e) the integration of Synergy’s operations into those of STERIS being more difficult, time-consuming or costly than expected, (f) the possibility that the FTC seeks a stay from either the District Court or the U.S. Court of Appeals for the Sixth Circuit to preclude the closing of the Combination pending an appeal to the U.S. Court of Appeals for the Sixth Circuit, and the possibility that the FTC may ultimately prevail in its attempt to enjoin the Combination, (g) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (h) the possibility that, even if the Combination closes, the FTC may continue to pursue an administrative proceeding which, if successful, could result in the divestiture of certain assets or impose restrictions on New STERIS’s post-closing operations and development, (i) the retention of certain key employees of Synergy being difficult, (j) changes in tax laws or interpretations that could increase our consolidated tax liabilities, including, if the transaction is consummated, changes in tax laws that would result in New STERIS being treated as a domestic corporation for United States federal tax purposes, (k) the potential for increased pressure on pricing or costs that leads to erosion of profit margins, (l) the possibility that market demand will not develop for new technologies, products or applications or services, or business initiatives will take longer, cost more or produce lower benefits than anticipated, (m) the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, including without limitation those relating to FDA warning notices or letters, government investigations, the outcome of any pending FDA requests, inspections or submissions, or other requirements or standards may delay, limit or prevent new product introductions, affect the production and marketing of existing products or services or otherwise affect STERIS’s or Synergy’s performance, results, prospects or value, (n) the potential of international unrest, economic downturn or effects of currencies, tax assessments, adjustments or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs, (o) the possibility of reduced demand, or reductions in the rate of growth in demand, for STERIS’s or Synergy’s products and services, (p) the possibility that anticipated growth, cost savings, new product acceptance, performance or approvals, or other results may not be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with STERIS and Synergy’s businesses, industry or initiatives including, without limitation, those matters described in STERIS’s Form 10-K for the year ended March 31, 2015 and other securities filings, may adversely impact STERIS’s or Synergy’s performance, results, prospects or value, (q) the possibility that anticipated financial results or benefits of recent acquisitions, or of STERIS’s restructuring efforts will not be realized or will be other than anticipated, (r) the effects of the contractions in credit availability, as well as the ability of STERIS’s and Synergy’s customers and suppliers to adequately access the credit markets when needed, and (s) those risks described in STERIS’s Annual Report on Form 10-K for the year ended March 31, 2015, and other securities filings.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

It is expected that the shares of New STERIS plc (“New STERIS”) to be issued by New STERIS to Synergy Shareholders in the English law scheme of arrangement transaction that forms a part of the transaction will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof.

In connection with the issuance of New STERIS shares to STERIS shareholders pursuant to the merger that forms a part of the transaction, New STERIS has filed with the SEC a Registration Statement on Form S-4, which was declared effective on February 6, 2014, that contains a proxy statement of STERIS as well as a prospectus of New STERIS relating to the merger that forms a part of the transaction, which we refer to together as the Proxy Statement/Prospectus.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Those documents, as well as STERIS’s and New STERIS’s other public filings with the SEC may be obtained without charge at the SEC’s website at www.sec.gov, at STERIS’s website at www.steris-ir.com. Security holders and other interested parties may obtain, without charge, a copy of the Proxy Statement/Prospectus and other relevant documents (when available) by directing a request by mail or telephone Julie_Winter@steris.com or (440) 392-7245. Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

STERIS, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the transactions contemplated by the Proxy Statement/Prospectus. Information about the directors and executive officers of STERIS is set forth in its Annual Report on Form 10-K for the year ended March 31, 2015, which was filed with the SEC on May 27, 2015. Other information regarding potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the referenced 10-K.

Synergy and New STERIS are each organized under the laws of England and Wales. Some of the officers and directors of Synergy and New STERIS are residents of countries other than the United States. As a result, it may not be possible to sue Synergy, New STERIS or such persons in a non-US court for violations of US securities laws. It may be difficult to compel Synergy, New STERIS and their respective affiliates to subject themselves to the jurisdiction and judgment of a US court or for investors to enforce against them the judgments of US courts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By	/s/ J. Adam Zangerle
J. Adam Zangerle
Vice President, General Counsel, and Secretary

Date: September 24, 2015